SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): August 1, 2007


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                           PARAGON TECHNOLOGIES, INC.
                 (Exact Name of Issuer as Specified in Charter)

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           DELAWARE                     1-15729                 22-1643428
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
Incorporation or Organization)                            Identification Number)


                  600 KUEBLER ROAD, EASTON, PENNSYLVANIA 18040
                    (Address of Principal Executive Offices)


                                 (610) 252-3205
              (Registrant's Telephone Number, Including Area Code)


          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act


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This Current Report on Form 8-K is filed by Paragon  Technologies,  Inc., a
Delaware corporation ("Paragon" or the "Company"), in connection with the matters described herein.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On August 2, 2007, Paragon announced that L. Jack Bradt, age 79,
Founder, Former Chairman, President, and Chief Executive Officer retired from the Board of Directors on August 1, 2007. Mr. Bradt's retirement is not as a result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

A copy of the press release announcing the retirement of Mr. Bradt and the results of the 2007 Annual Meeting of Stockholders is attached hereto as
Exhibit 99.1 and incorporated herein by reference.


Item 9.01.    Financial Statements and Exhibits

The following exhibits are filed with this Form 8-K:

  (c)  Exhibit No.     Description
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        99.1           Press Release of Paragon Technologies, Inc. dated
                       August 2, 2007.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PARAGON TECHNOLOGIES, INC.



Date:  August 2, 2007                          By:   /s/  Leonard S. Yurkovic
                                                   -----------------------------
                                                       Leonard S. Yurkovic
                                                       Acting CEO





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                                Index of Exhibits
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(c)  Exhibit No.       Description

      99.1*            Press Release of Paragon Technologies, Inc. dated
                       August 2, 2007.

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* Filed herewith